UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2024

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 2, 2024, WW International, Inc. (the “Company”) issued an earnings release (the “Earnings Release”) announcing its financial results for the first quarter ended March 30, 2024 and furnished the Earnings Release with a Current Report on Form 8-K (the “Initial 8-K”). The Earnings Release furnished with the Initial 8-K incorrectly presented the Company’s Clinical End of Period Subscribers, Total End of Period Subscribers, Clinical Paid Weeks, and Total Paid Weeks for the first quarter ended March 30, 2024 and related percentage changes versus the prior year period, as applicable.

The sole purpose of this Current Report on Form 8-K/A (this “Amendment”) is to correct the metrics presented in the Earnings Release as set forth below. No other information in the Earnings Release, including revenues, was incorrectly presented, and this Amendment should be read in conjunction with the Earnings Release.

Clinical End of Period Subscribers and Total End of Period Subscribers were both overstated by 3,991 subscribers, and Clinical Paid Weeks and Total Paid Weeks were both overstated by 17,210 Paid Weeks, as follows:

	Corrected metrics	Previously reported metrics in Initial 8-K
Clinical End of Period of Subscribers	87 thousand	91 thousand
Total End of Period Subscribers	4.004 million	4.008 million
Clinical Paid Weeks	1.038 million	1.056 million
Total Paid Weeks	51.782 million	51.799 million

These corrections resulted from a de minimis number of subscribers that had elected to transition their Clinical subscription to either a Digital or a Workshops + Digital subscription being double-counted in connection with certain reporting of operational statistics from a new platform. Upon identifying the issue, the Company promptly assessed the applicable platform and related reporting functionality, and revised its reporting framework to ensure the accuracy of its reporting of End of Period Subscribers and Paid Weeks going forward.

A copy of the corrected Earnings Release is furnished as Exhibit 99.1 to this Amendment. The Company also intends to file an amendment to its Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2024 to correct the same information.

The information contained in Item 2.02 of this Current Report on Form 8-K/A, including the text of the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Items 2.02 and 9.01 of this Current Report on Form 8-K/A shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

Exhibit 99.1	Corrected Press Release dated May 2, 2024.

Exhibit 104	The cover page from this Current Report on Form 8-K/A, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: May 9, 2024	By:	/s/ Heather Stark
	Name:	Heather Stark
	Title:	Chief Financial Officer

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